Exhibit 10.6.7

STOCK AWARD AGREEMENT

(Pursuant to the EnergySolutions, Inc. 2007 Equity Incentive Plan)

THIS STOCK AWARD AGREEMENT (this “Agreement”) is made effective as of                 , 20     (the “Grant Date”) by and between EnergySolutions, Inc., a Delaware corporation (with any successor, the “Company”), and                             , a director of the Company (the “Director”).

R E C I T A L S:

WHEREAS, the Company has adopted the EnergySolutions, Inc. 2007 Equity Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

WHEREAS, the Compensation Committee of the Board (the “Committee”) has determined that it would be in the best interests of the Company and its stockholders to grant the stock provided for herein to the Director pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.             Stock Award.  Subject to the terms and conditions of the Plan and this Agreement, the Company hereby grants to the Director           Shares (the “Award Shares”), which shall be fully-vested as of the Grant Date.

2.             Form of Delivery. The Company shall issue the Award Shares subject to this Award either in certificate form or book entry form, registered in the name of the Director.

3.             No Right to Continued Service.  The granting of the Award Shares evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the Service of the Director and shall not lessen or affect any right that the Company or any Affiliate may have to terminate the Service of such Director.

4.             Securities Laws/Legend on Certificates.  The Company shall issue and deliver Award Shares only to the extent it may do so in compliance with all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any national securities exchange or other securities market on which the Company’s securities may then be listed for trading.  If the Company deems it necessary to ensure that the issuance of securities under the Plan is not required to be registered under any applicable securities laws, each Director to whom such security would be issued shall be required as a condition to such issuance to deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company shall reasonably request in order to ensure that any such issuance is exempt from all federal and state registration requirements. The certificates representing the Award Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Director agrees not to sell or otherwise disposed of any Award Shares in any manner that would constitute a violation of any applicable securities laws, whether federal or state.

5.             Stock Retention Requirement.  In the event the Grant Date is within two years of the commencement of the Director’s service on the Board, the Director shall not sell, assign, transfer, pledge or otherwise hypothecate any of the Award Shares so long as the Director serves on the Board. Certificates representing the Award Shares will bear a restrictive legend referring to this contractual ownership restriction if such restriction is applicable to the Award Shares.

6.             Withholding.  In the event required by federal or state law, the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Award Shares, their grant or otherwise and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes.

7.             Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within three (3) days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  A notice shall be addressed to the Company, Attention: General Counsel, at its principal executive office and to the Director at the address that he or she most recently provided to the Company.

8.             Entire Agreement.  This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

9.             Waiver.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

10.           Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Director, the Director’s assigns and the legal representatives, heirs and legatees of the Director’s estate, whether or not any such person shall have become a party to this Agreement and agreed in writing to be joined herein and be bound by the terms hereof.

11.           Choice of Law; Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

Subject to the terms of this Agreement, the parties agree that any and all actions arising under or in respect of this Agreement shall be litigated in the federal or state courts in Salt Lake City, Utah.  By executing and delivering this Agreement, each party irrevocably submit to the personal jurisdiction of such courts for itself, himself or herself and in respect of its, his or her property with respect to such action.  Each party agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action.

Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

12.           Award Shares Subject to Plan.  By entering into this Agreement the Director agrees and acknowledges that the Director has received and read a copy of the Plan.  The Award Shares are subject to the Plan.  The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference.  In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.  The Director has had the opportunity to retain counsel, and has read carefully, and understands, the provisions of the Plan and the Agreement.

13.           Amendment.  The Committee may amend or alter this Agreement and the Award Shares granted hereunder at any time; provided that, subject to Articles 8, 9 and 10 of the Plan, no such amendment or alteration shall be made without the consent of the Director if such action would materially diminish any of the rights of the Director under this Agreement or with respect to the Award Shares.

14.           Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

15.           Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Award Agreement effective as of the date first written above.

ENERGYSOLUTIONS, INC.

By
Val John Christensen
President and Chief Executive Officer

Agreed and acknowledged as
of , 20 :

Signature

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